EXHIBIT 32.1



                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Tag-It Pacific, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-K/A Report") that:

         (1)      the 10-K/A  Report fully  complies  with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      the   information   contained  in  the  10-K/A  Report  fairly
                  presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 1, 2003                              /S/ COLIN DYNE
                                                     ---------------------------
                                                        Colin Dyne
                                                        Chief Executive Officer


Date:  October 1, 2003                             /S/ RONDA SALLMEN
                                                     ---------------------------
                                                        Ronda Sallmen
                                                        Chief Financial Officer